UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – JANUARY 28, 2008

RACINO ROYALE, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31639	88-0436364
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

144 Front Street West, Suite 700
Toronto, Ontario, Canada, M5J 2L7
(Address of principal executive offices)

(416) 477-5656
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01:	Financial Statements and Exhibits.

SIGNATURE

Exhibit Index

Share Exchange Agreement

1

Item 1.01:                       Entry into a Material Definitive Agreement.

On January 28, 2008, Racino Royale, Inc. (the "Registrant", the "Company" or “Racino”) closed the acquisition of InterAmerican Gaming Corp. (“InterAmerican”). Racino entered into a Share Exchange Agreement (the “Agreement”) dated January 10, 2008, by and between the Company, InterAmerican and the shareholders of InterAmerican for purposes of acquiring all of the issue and outstanding common shares of InterAmerican.

Racino issued 13,500,000 restricted shares of its common stock to the former shareholders of InterAmerican, representing a 29% ownership position in the Company after giving effect to the issuance of the stock. The Company agreed to reconstitute the board of directors post closing. At the next board of directors meeting Ms. Carrie Weiler has agreed to resign and three new directors will be appointed. The new directors are: Messrs. Randy Barber, Graham Simmonds and Adam Szweras. In addition the President of InterAmerican, Mr. Eric Rahn, is appointed Chief Operating Officer of the Company.

Item 2.01                       Completion of Acquisition or Disposition of Assets

At closing on January 28, 2008, pursuant to the terms of the Agreement, the Company acquired 13,500,000 shares of common stock of InterAmerican, par value $0.001 per share (“InterAmerican Common Stock”) on a one-for-one basis of shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”). The Company issued 13,500,000 restricted common shares to InterAmerican shareholders. A copy of the Agreement is attached hereto as Exhibit 10.1.

Prior to this acquisition there were 33,223,886 shares of the Company’s common stock outstanding. Through this transaction there will be 46,723,886 common shares outstanding and the former shareholders of InterAmerican will collectively hold approximately a 29% ownership position in Racino.

The Company, through this acquisition, effectively entered into a joint venture or partnership with InterAmerican to jointly pursue various Latin American gaming business opportunities. The Company did not acquire any significant assets, other than potential opportunities, and we regard the Company as a shell entity before and after this transaction.

Description of Business

InterAmerican is a private casino management company focused on Latin America, combining experience in the Latin American gaming markets with specialization in implementing technology, systems and marketing programs. It is currently pursuing acquisitions of existing operations as well as developing casino projects with hotel and resort partners. InterAmerican was formed on June 2, 2007 as a special purpose entity to hold the gaming business opportunity.

The management of InterAmerican has extensive knowledge and experience in the technology associated with gaming ventures in North American and have developed significant contacts and relationships in Latin America. Latin American jurisdictions have only recently been restructured and reorganized into stable and viable gaming business opportunities. Many of these jurisdictions are holiday resorts attracting significant tourism activity. InterAmerican also has an executive committee, members of which will be joining the Company’s board of directors, thereby improving the resources available to the Company to develop the business of Racino. The management and directors of InterAmerican also has experience, knowledge and contacts in structuring tax effective organizational structures for international business opportunities. The Company plans to utilize the business acumen of InterAmerican to expand quickly.

Plan of Operation

The Company plans to invest in Latin American horseracing and gaming opportunities through InterAmerican and will be seeking financing to do so. The amount of financing will depend upon which ventures are approved by the Company’s board of directors and might be extremely dilutive to existing shareholders. Current opportunities include operating and/or reopening slot machine and table gaming based casinos and disseminating refurbished slot machines in existing South American operations. Significant capital costs to acquire gaming equipment and to fund pre-maturity operating losses of newly opened operations will be incurred. The Company whenever possible will bring in partners to defray these costs and to share in the risks.

Management is developing a business plan in conjunction with its new partners incorporating expected costs to operate over the next 12 months. It is anticipated that this plan may go through significant changes as opportunities arise.

Risk

Management acknowledges that levels of risk in Latin American gaming operations are higher than in like North America gaming opportunities, however they believe that potential business transactions can be structured such that the risk levels are reduced or are entered into in a series of steps not putting significant capital at risk immediately.

2

The Company also believes that due to perceived higher levels of risk and loss substantial opportunity exists for above average returns. It will be the responsibility of officers and management to manage this risk return ratio to the benefit of the shareholders at large. Many of the new officers and directors will provide significant input into the development of future gaming opportunities of the Company.

The Company also holds certain horseracing rights in Saskatchewan, Canada which it operated under during 2006. The Company failed to obtain a permit or license to operate under the rights during 2007 and is considering whether a profitable material business opportunity exists to reapply for 2008 racing.

The Company issued a press release announcing the closing of the acquisition on January 30, 2008, a copy of which is appended herein as Exhibit 99.1.

Item 3.02       Unregistered Sales of Equity Securities

To the extent applicable, the information provided under Item 2.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the terms of the Agreement, as soon as practicable after closing the Company’s board of directors will consist of:

Mr. Randy Barber (new appointee)
Mr. Graham Simmonds (new appointee)
Mr. Adam Szweras (new appointee)
Mr. John Simmonds (existing board member and Chairman of the Board)
Mr. Jason Moretto (existing board member).

The appointments will become effective at the next board of directors meeting. Ms. Carrie Weiler has presented her resignation from the board which will also become effective following the next board meeting.

The Agreement also called for the officers of the Company to consist of:

Mr. John Simmonds, as President and CEO (existing officer)
Mr. Eric Rahn, as Chief Operating Officer (new appointee)
Mr. Gary Hokkanen, as CFO (existing officer)
Ms. Carrie Weiler, as Corporate Secretary (existing officer).

The Company will disseminate the necessary biographical disclosure about the new appointees, including age, profession and work experience, under Form 8K, upon ratification of these appointments and the resignation at the next board of directors meeting.

Compensation of the officers will be reviewed within 15 days of Closing and applicable disclosure will be included in an amendment to this Form 8K/A.

Item 9.01:      Financial Statements and Exhibits.

(a) Financial Statements of the Businesses Acquired and Pro Forma Combined Financial Information.

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated January 31, 2008.

10.1	Share Exchange Agreement by and between Racino Royale, InterAmerican Gaming Corp. and the Selling Shareholders of InterAmercian Gaming Corp. dated January 10, 2008.

3

INTERAMERICAN GAMING CORP.

FINANCIAL STATEMENTS

September 30, 2007

(Stated in US Dollars)

F1

Fazzari +Partners LLP
Chartered Accountants

January 21, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of:
InterAmerican Gaming Corp.

We have audited the accompanying balance sheets of InterAmerican Gaming Corp. As at September 30, 2007 and the related statements of operations and deficit, stockholders’ deficiency, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InterAmerican Gaming Corp. as at September 30, 2007 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, as at September 30, 2007 the Company had a working capital deficiency of $183,574 and an accumulated deficit of $197,074. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Fazzari + Partners LLP
Fazzari + Partners Chartered Accountants Licensed Public Accountants

3300 Highway #7 • Suite 901 • Vaughn, Ontario • L4K 4M3
Tel. 905-738-5758 • Fax. 905-660-7228

F2

INTERAMERICAN GAMING CORP.
BALANCE SHEET
September 30, 2007
(Stated in US Dollars)

ASSETS	2007
Total assets	$-

LIABILITIES
Current
Accounts payable and accrued liabilities	$27,478
Due to related parties – Note 3	156,096

Total current liabilities	183,574

STOCKHOLDERS’ DEFICIENCY
Common stock, $.0001 par value – Note 5
101,000,000 shares authorized
13,500,000 shares issued and outstanding	1,350
Additional paid in capital	12,150
Accumulated deficit	(197,074)

Total stockholder’s deficiency	(183,574)

Total liabilities and stockholders’ deficiency	$-

SEE ACCOMPANYING NOTES

F3

INTERAMERICAN GAMING CORP.
STATEMENT OF OPERATIONS AND DEFICIT
for the period June 6, 2007 to September 30, 2007
(Stated in US Dollars)

2007

Revenues	$-

Operating expenses
Management and consulting fees, related parties – Note 6	125,067
Professional fees	25,533
General and administrative	46,474

Total general and administrative expenses	197,074

Net loss for year	(197,074)

Retained earnings (deficit) – beginning of period	-

(Deficit) – end of period	$(197,074)

SEE ACCOMPANYING NOTES

F4

INTERAMERICAN GAMING CORP.
STATEMENT OF STOCKHOLDERS’ DEFICIENCY
for the period June 6, 2007 to September 30, 2007
(Stated in US Dollars)

			Additional
	Common Shares		Paid-in
	Number	Par Value	Capital	Deficit	Total

Inception – June 6, 2007	-	$-	$-	$-		$-

Common shares issued at inception	13,500,000	1,350	12,150	-		13,500
Net loss for the period	-	-	-	(197,074)		(197,074)

Balance, September 30, 2007	13,500,000	$1,350	$12,150	$(197,074)	$	(183,574)

SEE ACCOMPANYING NOTES

F5

INTERAMERICAN GAMING CORP.
STATEMENT OF CASH FLOWS
for the period June 6, 2007 to September 30, 2007
(Stated in US Dollars)

2007
Cash flows provided by (used in):

Operating Activities
Net loss for the period	$(197,074)
Changes in operating assets and liabilities:
Increase in accounts payable and accrued liabilities	27,478

Cash used in operating activities	(169,596)

Financing Activities
Increase in due to related parties	156,096
Issuance of common shares	13,500

Cash provided by financing activities	169,596

Increase (decrease) in cash during the period	-

Cash, beginning of period	-

Cash, end of period	$-

The company did not pay any interest or incomes taxes during the period.

F6

INTERAMERICAN GAMING CORP.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2007
(Stated in US Dollars)

Note 1                  Nature of operations and going concern basis of presentation

Going concern basis of presentation

The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business.  As shown in the accompanying financial statements, the Company has assets of $nil, has a working capital deficiency of $183,574 and an accumulated deficit of $197,074 at September 30, 2007.  As a result, substantial doubt exists about the Company’s ability to continue to fund future operations using its existing resources.

For part of the period ended September 30, 2007, the Company’s operations were funded by Racino Royale, Inc., (“Racino”) pursuant to letter agreement dated September 10, 2007 whereby Racino proposes to acquire the Company. The amounts due to Racino are repayable by the Company by March 10, 2009 if the letter agreement is terminated by the Company or is terminated by Racino as a result of a material breach.  Racino has committed to continue to fund the cash needs of the Company going forward. In order to ensure the success of the new business, the Company will have to raise additional financing to satisfy existing liabilities and to provide the necessary funding for future operations.

Nature of operations

InterAmerican Gaming Corp. (“InterAmerican”) is a private casino management company operating in the Latin American gaming market. InterAmerican specializes in implementing gaming industry technology, systems and marketing programs and is currently involved in mergers and acquisitions in this market.

The Company was incorporated in the State of Nevadaon June 6, 2007 as Andes Gold Corporation. On July 26, 2007, the Company changed its name to InterAmerican Gaming Corp.

Note 2                  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements are stated in United Statesdollars and have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these amounts.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”(“FAS 109”) which requires the use of the asset and liability method of accounting of income taxes.  Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases.  Deferred tax assets and liabilities are measured usingenacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

F7

Fair Value of Financial Instruments

The carrying value of accounts receivable, bank indebtedness and accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments.  The carrying value of due to shareholders and due to related parties also approximates fair value. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.

Note 3	Due to related parties

Amounts due to related parties are; 1) amounts due to Racino pursuant to a letter agreement dated September 10, 2007. The terms of the amounts dueare non-interest bearing and are repayable by the Company by March 10, 2009 if the letter agreement is terminated by the Company or is terminated by Racino as a result of a material breach; and 2) amounts due to Eiger Technology, Inc., Foundation Markets Inc., and shareholders of the Company are unsecured, non-interest bearing and have no specific repayment terms.

Amounts due to related partiesat September 30, 2007were as follows:

2007

Racino Royale, Inc.	26,970
Eiger Technology, Inc.	13,247
Foundation Markets Inc.	14,617
Due to shareholders	101,262
156,096

Note 4	Capital Structure

Common Stock

The Company is authorized to issue up to 101,000,000 common shares. As of September 30, 2007, there were 13,500,000 common shares issued.

Voting Rights

The holders of common stock have one vote per share. Holders of common stock are not entitled to vote cumulatively for the election of directors. Generally, all matters to be voted on by shareholders must be approved by a majority, or, in the case of the election of directors, by a plurality, of the votes cast at a meeting at which a quorum is present, voting together as a single class.

Dividends

Holders of common stock will share ratably in any dividends declared by the board of directors. Dividends consisting of shares of common stock may be paid to holders of shares of common stock.

F8

Other Rights

Upon the liquidation, dissolution or winding up of the Company, all holders of common stock are entitled to share ratably in any assets available for distribution to holders of shares of common stock. No shares of common stock are subject to redemption or have preemptive rights to purchase additional shares of common stock.

Warrants

There are no warrants outstanding as of September 30, 2007

Stock Options

The Company does not have a Stock Option plan.

Note 5	Income taxes

At September 30, 2007 the Company has net operating loss carryforwards of approximately $156,000. If not used, the carryforwards will expire as follows:

2027	$135,000
$135,000

Note 6	Related party transactions

During the period ended September 30, 2007, the Company accrued a total of $168,623 to officers and shareholders in expenses, management and consulting fees of which $115,880 remained outstanding as of September 30, 2007.All transactions involving related parties were recorded at the carrying values which reflected the approximate fair market value.

F9

 (b) Pro Forma Financial Information

RACINO ROYALE, INC.
PRO FORMA COMBINED UNAUDITED FINANCIAL INFORMATION

The accompanying pro forma combined financial statements present the historical financial information of Racino Royale Inc. (Racino), as adjusted for the acquisition of InterAmerican Gaming Corp. (IAG), pursuant to a Share Exchange Agreement entered into between Racino and IAG dated as of January 28, 2008. For financial reporting purposes, the business combination is to be accounted for as a purchase of IAG by Racino.

The accompanying pro forma combined balance sheet presents the historical financial information of Racino and IAG as of September 30, 2007, as adjusted for the acquisition of IAG.
.
The accompanying pro forma combined statement of operations for the twelve months ended September 30, 2007 combines the historical financial information of IAG for the period from inception (June 6, 2007) to September 30, 2007 with the historical financial information of Racino for the twelve month period ended September 30, 2007, as if the acquisition had occurred at the beginning of the twelve month period.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of Racino and IAG. These pro forma combined financial statements have not been reviewed or audited by an independant accountant. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma combined financial statements should be read in conjunction with the historical financial statements of Racino included in the Form 10KSB filed for the year ended September 30, 2007 a and with the historical financial statements of IAG as of September 30, 2007, included elsewhere in this filing on Form 8K.

F11

RACINO ROYALE, INC.
PRO FORMA UNAUDITED BALANCE SHEET
AS AT SEPTEMBER 30, 2007
(in US dollars)

			Pro-forma	Pro-forma
	Racino	IAG	Adjustments	Notes	Pro-forma

ASSETS
Current
Cash and cash equivalents	2,475	-	-		2,475
Advances to corporation	27,170	-	(27,170)	(3)	-
Prepaid and deposits	256	-	-		256
Total current assets	29,901	-	(27,170)		2,731

Intangible asset	-	-	858,574	(1)	858,574
Total assets	29,901	-	831,404		861,305

LIABILITIES
Current
Due to related parties	78,297	156,096	(27,170)	(3)	207,223
Accounts payable	31,037	27,478	-		58,515
Accrued liabilities	8,000	-	20,000	(2)	28,000
Total current liabilities	117,334	183,574	(7,170)		293,738

SHAREHOLDERS' EQUITY
Common stock	333	1,350	(1,215)	(1)	468
Additional paid in capital	6,822,394	12,150	662,715	(1)	7,497,259
Retained earnings (deficit)	(6,910,160)	(197,074)	177,074	(1)(2)	(6,930,160)
Total shareholders' equity	(87,433)	(183,574)	838,574		567,567

Total liabilities and shareholders' equity	29,901	-	831,404		861,305

F11

RACINO ROYALE, INC.
PRO FORMA UNAUDITED INCOME STATEMENT
FOR THE TWLEVE MONTH PERIOD ENDED SEPTEMBER 30, 2007
(in US dollars)

			Pro-forma	Pro Forma
	Racino	IAG	Adjustments	Notes	Pro-forma

Revenues
Provincial grant income	-	-	-		-
Parimutuel betting income	-	-	-		-
Miscellaneous income	-	-	-		-
Total revenues	-	-	-		-
Cost of revenues
Purses and awards	-	-	-		-
Bets paid out	-	-	-		-
	-	-	-		-
Gross margin	-	-	-		-
Expenses
Management fees - related party	51,743	125,067			176,810
Professional fees	39,965	25,533	20,000	(2)	85,498
General & administrative	79,562	46,474			126,036
Total expenses	171,270	197,074	20,000		388,344
Other expense:
Foreign currency gain	1,399	-	-		1,399
Loss from Impairment of Licensing Rights	(1,317,471)	-	-		(1,317,471)
Total other expense	(1,316,072)	-	-		(1,316,072)

Net loss	(1,487,342)	(197,074)	(20,000)		(1,704,416)

Loss per share	(0.052)				(0.040)
Weighted average number of common shares outstanding	28,848,886	13,500,000			42,348,886

F12

RACINO ROYALE, INC.
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(Unaudited)
NOTE 1 — BASIS OF PRESENTATION
The accompanying pro forma combined financial statements are presented to reflect the acquisition of IAG by Racino, accounted for as a purchase of IAG by Racino.

The accompanying pro forma combined balance sheet as of September 30, 2007 has been prepared to give effect to the acquisition of IAG by Racino as if the acquisition occurred on September 30, 2007. The accompanying pro forma combined statements of operations combines the historical operations of Racino and IAG for the twelve months ended September 30, 2007 as if the acquisition had occurred at the beginning of each of the periods presented.

NOTE 2 — PRO FORMA ADJUSTMENTS

The unaudited pro forma combined financial statements reflect the following pro forma adjustments:

1.	Adjust for issuance of 13,500,000shares of Racino for 100% of the outstanding common shares of IAG.
2.	Record estimated transaction costs of $20,000.
3.	Eliminate intercompany advances between Racino and IAG.

NOTE 3 — (LOSS) PER COMMON SHARE
Pro forma loss per common share for the twelve months ended September 30, 2007 is computed based on the weighted average number of common shares outstanding during the periods, assuming that the 13,500,000 shares of Racino outstanding as of the date of the acquisition were outstanding as of the beginning of the period presented.

F13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Racino Royale, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Racino Royale Inc.

Date February 1, 2008	By:	/s/ Gary N. Hokkanen
Name Gary N. Hokkanen
Title Chief Financial Officer